Exhibit 99(a)

News Release

5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311 Fax: (518) 381-3668

Subsidiary: Trustco Bank	NASDAQ -- TRST

Contact:	Kevin T. Timmons
Vice President/Treasurer
(518) 381-3607

FOR IMMEDIATE RELEASE:

TrustCo Announces Second Quarter Pretax Earnings Up 20%;
Net Income Up 17%

Glenville, New York –July 23, 2012

TrustCo Bank Corp NY (TrustCo, Nasdaq: TRST) today announced net income for the second quarter of 2012 of $9.1 million, up 16.7% over the prior-year period and equal to diluted earnings per share of $0.097, compared to net income of $7.8 million and diluted earnings per share of $0.100 for the second quarter of 2011.  Second quarter 2012 per share results include the full quarter effect of the common stock offering completed on July 6, 2011.

On a pre-tax basis, earnings were up 19.5% from $12.0 million in the second quarter of 2011 to $14.4 million in the second quarter of 2012.  The second quarter of 2012 saw continued core balance sheet growth.  Robert J. McCormick, President and Chief Executive Officer noted, “We are pleased that the second quarter resulted in solid earnings and continued core loan and deposit growth.  We look forward to the second half of 2012 with optimism, though we note that our industry continues to face challenges as the economy remains fragile and interest rates remain at unprecedented levels.”  Return on average equity and return on average assets were 10.49% and 0.83%, respectively, for the second quarter of 2012, compared to 11.76% and 0.77% for the second quarter of 2011.  Increased capital from the common stock offering led to a lower return on average equity for the second quarter of 2012.  The efficiency ratio was 52.24% for the second quarter of 2012, compared to 51.33% for the second quarter of 2011.  Both years ratios are industry leaders.

Mr. McCormick also noted “We continue to see some signs of economic improvement in the markets in which we operate, although high levels of unemployment and other persistent issues continue to constrain any significant growth. We believe our long-term focus on traditional lending criteria and conservative balance sheet management has enabled us to maintain a strong balance sheet with continued profitability.  As a result, we have been able to focus on conducting business, which has put us in a position to take advantage of the significant upheaval that customers of other banks have seen.  We are particularly encouraged by the continued growth of our core loan and deposit portfolios.”

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TrustCo continued to report solid growth in loans and deposits on a year-over-year basis.  For the quarter ended June 30, 2012, average loans were up $151.9 million or 6.3% compared to the same period in 2011, while average deposits increased $248.8 million or 6.9% over the same period.  Mr. McCormick noted that, “In addition to growth throughout the franchise, we are especially pleased with the progress that we have made in growing loans and deposits through our recently completed branch expansion program.  We remain mindful that fully achieving our goals for our newer branches will take time and continued hard work.  We believe our success in growing customer relationships provides the basic building blocks that will help drive profit growth over the coming years.  It is important to note, however, that we will not pursue balance sheet expansion that does not contribute to the bottom line.  As interest rates continue to drift downward we will take advantage of opportunities to enhance our net interest margin even if that leads to a short period of flat or even declining deposits.”

For the first six months of 2012 net income was $18.0 million and resulted in diluted earnings per share of $0.192, as compared to the first six months of 2011 net income of $15.1 million and diluted earnings per share of $0.196.  Net income was up 18.7% from the first six months of 2012 to the first six months of 2011.  Return on average equity and return on average assets were 10.47% and 0.84%, respectively, for the first six months of 2012 and 11.69% and 0.76% for the comparable period in 2011.

Nonperforming loans were $51.5 million as of June 30, 2012, compared to $51.2 million at March 31, 2012 and $49.5 million at June 30, 2011.  Nonperforming assets were $55.3 million at June 30, 2012, compared to $54.9 million at March 31, 2012 and $54.4 million at June 30, 2011.  At June 30, 2012, nonperforming loans were equal to 2.01% of total loans, compared to 2.03% at March 31, 2012 and 2.04% at June 30, 2011.  Nonperforming assets to total assets were 1.25% at June 30, 2012, compared to 1.25% at March 31, 2012 and 1.34% at June 30, 2011.  The allowance for loan losses as a percentage of gross loans and as a multiple of net charge-offs remains strong.  The allowance to total loans was 1.88% at both June 30, 2012 and June 30, 2011, and covered annualized second quarter net charge-offs by 3.4 times, compared to an annualized 3.8 times for the second quarter of 2011.  The coverage ratio, or allowance for loan losses to nonperforming loans was 93.3% at June 30, 2012, compared to 94.9% at March 31, 2012 and 92.0% at June 30, 2011.

Net interest margin for the second quarter of 2012 was 3.16%, down from 3.23% in the first quarter of 2012 and from 3.47% in the second quarter of 2011.  The decline in the margin reflects the continued effect of the low rate environment on both the loan and investment portfolios, partly offset by lower deposit pricing as well as management’s decision to maintain a higher level of short term liquidity.

On July 6, 2011 the Company completed an offering of 15.6 million common shares, raising net proceeds of $67.6 million.  The additional capital significantly improved the Company’s capital position.  At June 30, 2012 the tangible equity ratio was 7.90% compared to 6.59% at June 30, 2011.  Tangible book value per share also increased, from $3.47 per share to $3.73 per share over that period.

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TrustCo Bank Corp NY is a $4.4 billion savings and loan holding company and through its subsidiary, Trustco Bank, operated 137 offices in New York, New Jersey, Vermont, Massachusetts, and Florida at June 30, 2012.

In addition, the Bank’s Financial Services Department offers a full range of investment services, retirement planning and trust and estate administration services. The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.

A conference call to discuss second quarter 2012 results will held at 9:00 a.m. Eastern Time on July 24, 2012.  Those wishing to participate in the call may dial toll-free 1-877-317-6789.  International callers must dial + 1-412-317-6789.   A replay of the call will be available until October 25, 2012 by dialing 1-877-344-7529 (1-412-317-0088 for international callers), Conference Number 10016120. The call will also be audio webcast at: http://services.choruscall.com/links/trst120724.html, and will be available until July 24, 2013.

Safe Harbor Statement
All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended. The “forward-looking statements” may include statements regarding future events or performance and statements regarding TrustCo’s ability to offer and sell securities under its shelf registration statement. Such forward-looking statements are subject to factors that could cause actual results to differ materially for TrustCo from those discussed. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect our actual results and could cause our actual financial performance to differ materially from that expressed in any forward-looking statement: credit risk, the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, competition, the effect of changes in financial services laws and regulations (including laws concerning taxation, banking and securities), real estate and collateral values, changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board; changes in local market areas and general business and economic trends and the matters described under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2011, as amended, and in our subsequent securities filings.

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TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended
	06/30/12		03/31/12	06/30/11
Summary of operations
Net interest income (TE)	$33,993		33,637	34,183
Provision for loan losses	3,000		3,100	4,850
Net securities transactions	55		677	851
Noninterest income	3,971		3,841	3,720
Noninterest expense	20,498		20,644	21,552
Net income	9,066		8,909	7,766

Per common share
Net income per share:
- Basic	$0.097		0.095	0.100
- Diluted	0.097		0.095	0.100
Cash dividends	0.066		0.066	0.066
Tangible Book value at period end	3.73		3.68	3.47
Market price at period end	5.46		5.71	4.90

At period end
Full time equivalent employees	742		734	729
Full service banking offices	137		137	135

Performance ratios
Return on average assets	0.83%		0.84	0.77
Return on average equity	10.49		10.45	11.76
Efficiency (1)	52.24		52.51	51.33
Net interest spread (TE)	3.09		3.14	3.38
Net interest margin (TE)	3.16		3.23	3.47
Dividend payout ratio	67.80		68.91	65.37

Capital ratio at period end
Consolidated tangible equity to tangible assets (2)	7.90		7.87	6.59

Asset quality analysis at period end
Nonperforming loans to total loans	2.01		2.03	2.04
Nonperforming assets to total assets	1.25		1.25	1.34
Allowance for loan losses to total loans	1.88		1.92	1.88
Coverage ratio (3)	0.9	X	0.9	0.9

(1)	Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalentnet interest income plus noninterest income (excluding net securities transactions).
(2)	The tangible equity ratio excludes $553,000 of intangibles from both equity and assets.
(3)	Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.

Page | 4

FINANCIAL HIGHLIGHTS, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Six Months Ended
	06/30/12	06/30/11
Summary of operations
Net interest income (TE)	$67,630	67,107
Provision for loan losses	6,100	9,450
Net securities transactions	732	1,138
Noninterest income	7,812	7,704
Noninterest expense	41,142	42,398
Net income	17,975	15,148

Per common share
Net income per share:
- Basic	$0.192	0.196
- Diluted	0.192	0.196
Cash dividends	0.131	0.131
Tangible Book value at period end	3.73	3.47
Market price at period end	5.46	4.90

Performance ratios
Return on average assets	0.84%	0.76
Return on average equity	10.47	11.69
Efficiency (1)	52.37	51.75
Net interest spread (TE)	3.11	3.35
Net interest margin (TE)	3.19	3.43
Dividend payout ratio	68.35	66.98

(1)	Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
TE = Taxable equivalent.

Page | 5

CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended
	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011
Interest and dividend income:
Interest and fees on loans	$32,277	32,425	32,711	32,640	32,184
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	2,606	2,304	2,661	3,347	3,791
State and political subdivisions	368	410	490	557	640
Mortgage-backed securities and collateralized mortgage obligations-residential	1,364	1,093	1,083	778	622
Corporate bonds	648	822	886	953	1,081
Other securities	154	95	85	89	89
Total interest and dividends on securities available for sale	5,140	4,724	5,205	5,724	6,223

Interest on held to maturity securities:
U. S. government sponsored enterprises	-	25	97	164	-
Mortgage-backed securities and collateralized mortgage obligations-residential	1,198	1,290	1,151	1,186	1,240
Corporate bonds	387	509	590	565	595
Total interest on held to maturity securities	1,585	1,824	1,838	1,915	1,835

Interest on federal funds sold and other short-term investments	299	320	284	318	254
Total interest income	39,301	39,293	40,038	40,597	40,496

Interest expense:
Interest on deposits:
Interest-bearing checking	78	78	76	74	70
Savings	979	1,102	1,018	952	885
Money market deposit accounts	770	923	1,030	1,158	1,184
Time deposits	3,230	3,418	3,552	3,904	4,099
Interest on short-term borrowings	378	388	401	384	382
Total interest expense	5,435	5,909	6,077	6,472	6,620

Net interest income	33,866	33,384	33,961	34,125	33,876

Provision for loan losses	3,000	3,100	4,200	5,100	4,850
Net interest income after provision for loan losses	30,866	30,284	29,761	29,025	29,026

Noninterest income:
Trust department income	1,407	1,394	1,086	1,242	1,186
Fees for services to customers	2,388	2,240	2,305	2,189	2,325
Net gain on securities transactions	55	677	132	158	851
Other	176	207	213	214	209
Total noninterest income	4,026	4,518	3,736	3,803	4,571

Noninterest expenses:
Salaries and employee benefits	7,519	7,743	7,638	7,087	7,000
Net occupancy expense	3,817	3,795	3,664	3,614	3,672
Equipment expense	1,600	1,520	1,200	1,639	1,481
Professional services	1,489	1,436	1,411	1,152	1,681
Outsourced services	1,347	1,250	1,050	1,350	1,350
Advertising expense	1,060	809	607	763	708
FDIC and other insurance	953	880	577	835	1,392
Other real estate expense, net	665	966	1,254	754	2,095
Other	2,048	2,245	1,508	1,249	2,173
Total noninterest expenses	20,498	20,644	18,909	18,443	21,552

Income before taxes	14,394	14,158	14,588	14,385	12,045
Income taxes	5,328	5,249	5,874	5,160	4,279

Net income	$9,066	8,909	8,714	9,225	7,766
Net income per Common Share:
- Basic	$0.097	0.095	0.093	0.100	0.100

- Diluted	0.097	0.095	0.093	0.100	0.100

Average basic shares (thousands)	93,561	93,546	93,308	92,124	77,363
Average diluted shares (thousands)	93,562	93,546	93,308	92,124	77,363

Note: Taxable equivalent net interest income	$33,993	33,637	34,220	34,390	34,183

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CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Six Months Ended
	6/30/2012	6/30/2011

Interest and dividend income:
Interest and fees on loans	$64,702	63,861
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	4,910	6,990
State and political subdivisions	778	1,424
Mortgage-backed securities and collateralized mortgage obligations-residential	2,457	1,230
Corporate bonds	1,470	2,220
Other securities	249	150
Total interest and dividends on securities available for sale	9,864	12,014

Interest on held to maturity securities:
U. S. government sponsored enterprises	25	-
Mortgage-backed securities-residential	2,488	2,428
Corporate bonds	896	1,310
Total interest on held to maturity securities	3,409	3,738

Interest on federal funds sold and other short-term investments	619	500
Total interest income	78,594	80,113

Interest expense:
Interest on deposits:
Interest-bearing checking	156	135
Savings	2,081	1,818
Money market deposit accounts	1,693	2,411
Time deposits	6,648	8,542
Interest on short-term borrowings	766	789
Total interest expense	11,344	13,695

Net interest income	67,250	66,418

Provision for loan losses	6,100	9,450
Net interest income after provision for loan losses	61,150	56,968

Noninterest income:
Trust department income	2,801	2,760
Fees for services to customers	4,628	4,419
Net gain on securities transactions	732	1,138
Other	383	525
Total noninterest income	8,544	8,842

Noninterest expenses:
Salaries and employee benefits	15,262	14,026
Net occupancy expense	7,612	7,409
Equipment expense	3,120	2,813
Professional services	2,925	3,166
Outsourced services	2,597	2,700
Advertising expense	1,869	1,414
FDIC and other insurance	1,833	3,243
Other real estate expense, net	1,631	3,685
Other	4,293	3,942
Total noninterest expenses	41,142	42,398

Income before taxes	28,552	23,412
Income taxes	10,577	8,264

Net income	$17,975	15,148

Net income per Common Share:
- Basic	$0.192	0.196

- Diluted	0.192	0.196

Average basic shares (thousands)	93,503	77,302
Average diluted shares (thousands)	93,504	77,302

Note: Taxable equivalent net interest income	$67,630	67,107

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CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands)
(Unaudited)

	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011
ASSETS:

Cash and due from banks	$36,589	39,426	44,395	40,875	41,229
Federal funds sold and other short term investments	486,049	486,055	488,548	434,950	479,647
Total cash and cash equivalents	522,638	525,481	532,943	475,825	520,876

Securities available for sale:
U. S. government sponsored enterprises	643,189	744,725	563,460	633,812	676,062
States and political subdivisions	36,978	38,367	43,968	51,289	57,670
Mortgage-backed securities and collateralized mortgage obligations-residential	354,285	219,301	204,022	200,516	66,333
Corporate bonds	73,311	81,654	96,608	97,464	103,194
Other securities	10,292	9,664	9,664	7,521	7,522
Total securities available for sale	1,118,055	1,093,711	917,722	990,602	910,781

Held to maturity securities:
U. S. government sponsored enterprises	-	-	15,000	25,000	-
Mortgage-backed securities and collateralized mortgage obligations-residential	133,562	143,629	141,857	109,603	105,509
Corporate bonds	35,193	35,312	59,431	59,555	49,019
Total held to maturity securities	168,755	178,941	216,288	194,158	154,528

Loans:
Commercial	235,347	235,513	248,163	244,389	249,124
Residential mortgage loans	2,003,046	1,970,278	1,955,951	1,925,144	1,876,699
Home equity line of credit	317,157	314,668	313,038	305,587	298,314
Installment loans	4,071	3,855	4,151	3,829	3,837
Loans, net of deferred fees and costs	2,559,621	2,524,314	2,521,303	2,478,949	2,427,974
Less:
Allowance for loan losses	48,018	48,535	48,717	47,782	45,561
Net loans	2,511,603	2,475,779	2,472,586	2,431,167	2,382,413

Bank premises and equipment, net	37,868	37,099	37,006	35,946	36,032
Other assets	62,480	63,432	67,099	65,261	65,696

Total assets	$4,421,399	4,374,443	4,243,644	4,192,959	4,070,326

LIABILITIES:
Deposits:
Demand	$283,873	281,628	267,776	269,958	259,459
Interest-bearing checking	528,101	507,510	489,227	472,908	461,976
Savings accounts	1,122,208	1,068,058	978,819	923,893	891,181
Money market deposit accounts	644,627	631,761	635,434	642,054	638,774
Certificates of deposit (in denominations of $100,000 or more)	452,043	467,447	460,971	461,081	453,303
Other time accounts	867,798	894,946	903,746	910,633	947,838
Total deposits	3,898,650	3,851,350	3,735,973	3,680,527	3,652,531

Short-term borrowings	150,718	159,002	147,563	143,081	128,807
Due to broker	-	-	-	10,000	-
Accrued expenses and other liabilities	22,124	19,445	21,592	21,541	20,039

Total liabilities	4,071,492	4,029,797	3,905,128	3,855,149	3,801,377

SHAREHOLDERS' EQUITY:
Capital stock	98,912	98,912	98,912	98,806	83,166
Surplus	175,773	176,199	176,638	177,448	126,196
Undivided profits	125,153	122,235	119,465	116,894	113,782
Accumulated other comprehensive income (loss), net of tax	1,585	53	(2,493)	258	2,846
Treasury stock at cost	(51,516)	(52,753)	(54,006)	(55,596)	(57,041)

Total shareholders' equity	349,907	344,646	338,516	337,810	268,949

Total liabilities and shareholders' equity	$4,421,399	4,374,443	4,243,644	4,192,959	4,070,326

Outstanding shares (thousands)	93,674	93,549	93,315	93,154	77,367

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NONPERFORMING ASSETS

(dollars in thousands)
(Unaudited)

Nonperforming Assets

06/30/12	03/31/12	12/31/11	09/30/11	06/30/11
New York and other states*
Loans in nonaccrual status:
Commercial	$5,656	5,667	4,981	5,086	5,090
Real estate mortgage - 1 to 4 family	29,167	29,894	27,820	25,932	24,148
Installment	1	9	3	4	13
Total non-accrual loans	34,824	35,570	32,804	31,022	29,251
Other nonperforming real estate mortgages - 1 to 4 family	243	306	312	317	324
Total nonperforming loans	35,067	35,876	33,116	31,339	29,575
Other real estate owned	2,787	2,411	2,382	2,372	725
Total nonperforming assets	$37,854	38,287	35,498	33,711	30,300

Florida
Loans in nonaccrual status:
Commercial	$8,435	5,874	5,000	5,400	7,186
Real estate mortgage - 1 to 4 family	7,954	9,404	10,662	10,231	12,770
Installment	1	-	-	-	-
Total non-accrual loans	16,390	15,278	15,662	15,631	19,956
Other nonperforming real estate mortgages - 1 to 4 family	-	-	-	-	-
Total nonperforming loans	16,390	15,278	15,662	15,631	19,956
Other real estate owned	1,083	1,293	2,883	3,739	4,119
Total nonperforming assets	$17,473	16,571	18,545	19,370	24,075

Total
Loans in nonaccrual status:
Commercial	$14,091	11,541	9,981	10,486	12,276
Real estate mortgage - 1 to 4 family	37,121	39,298	38,482	36,163	36,918
Installment	2	9	3	4	13
Total non-accrual loans	51,214	50,848	48,466	46,653	49,207
Other nonperforming real estate mortgages - 1 to 4 family	243	306	312	317	324
Total nonperforming loans	51,457	51,154	48,778	46,970	49,531
Other real estate owned	3,870	3,704	5,265	6,111	4,844
Total nonperforming assets	$55,327	54,858	54,043	53,081	54,375

Quarterly Net Chargeoffs
06/30/12	03/31/12	12/31/11	09/30/11	06/30/11
New York and other states*
Commercial	$713	321	99	(3)	(32)
Real estate mortgage - 1 to 4 family	1,844	1,136	1,404	858	679
Installment	7	(8)	5	17	8
Total net chargeoffs	$2,564	1,449	1,508	872	655

Florida
Commercial	$288	160	400	-	599
Real estate mortgage - 1 to 4 family	665	1,673	1,359	2,006	1,715
Installment	-	-	(2)	1	-
Total net chargeoffs	$953	1,833	1,757	2,007	2,314

Total
Commercial	$1,001	481	499	(3)	567
Real estate mortgage - 1 to 4 family	2,509	2,809	2,763	2,864	2,394
Installment	7	(8)	3	18	8
Total net chargeoffs	$3,517	3,282	3,265	2,879	2,969

Asset Quality Ratios
06/30/12	03/31/12	12/31/11	09/30/11	06/30/11
Total nonperforming loans(1)	$51,457	51,154	48,778	46,970	49,531
Total nonperforming assets(1)	55,327	54,858	54,043	53,081	54,375
Total net chargeoffs(2)	3,517	3,282	3,265	2,879	2,969

Allowance for loan losses(1)	48,018	48,535	48,717	47,782	45,561

Nonperforming loans to total loans(1)	2.01%	2.03%	1.93%	1.89%	2.04%
Nonperforming assets to total assets(1)	1.25%	1.25%	1.27%	1.27%	1.34%
Allowance for loan losses to total loans(1)	1.88%	1.92%	1.93%	1.93%	1.88%
Coverage ratio(1)	93.3%	94.9%	99.9%	101.7%	92.0%
Annualized net chargeoffs to average loans(2)	0.55%	0.52%	0.52%	0.47%	0.50%
Allowance for loan losses to annualized net chargeoffs(2)	3.4	x	3.7	x	3.7	x	4.1	x	3.8	x

* Includes New York, New Jersey, Vermont and Massachusetts.
(1)	At period-end
(2)	For the period ended

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY- INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands) (Unaudited)	Three months ended June 30, 2012			Three months ended June 30, 2011
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$719,590	2,606	1.45%	$739,545	3,791	2.05%
Mortgage backed securities and collateralized mortgage obligations-residential	255,039	1,364	2.14	66,089	622	3.76
State and political subdivisions	36,730	489	5.33	60,668	939	6.19
Corporate bonds	77,020	648	3.37	112,193	1,081	3.85
Other	10,092	154	6.10	7,547	89	4.77

Total securities available for sale	1,098,471	5,261	1.92	986,042	6,522	2.65

Federal funds sold and other short-term Investments	489,228	299	0.25	400,460	254	0.25

Held to maturity securities:
Corporate bonds	35,251	387	4.39	52,269	595	4.56
Mortgage backed securities and collateralized mortgage obligations-residential	138,419	1,198	3.46	108,983	1,240	4.55

Total held to maturity securities	173,670	1,585	3.65	161,252	1,835	4.55

Commercial loans	235,651	3,138	5.33	250,347	3,675	5.87
Residential mortgage loans	1,988,017	26,124	5.26	1,843,831	25,646	5.56
Home equity lines of credit	316,289	2,875	3.66	294,180	2,728	3.72
Installment loans	3,762	146	15.60	3,501	143	16.42

Loans, net of unearned income	2,543,719	32,283	5.08	2,391,859	32,192	5.38

Total interest earning assets	4,305,088	39,428	3.67	3,939,613	40,803	4.14

Allowance for loan losses	(49,386)			(45,261)
Cash & non-interest earning assets	138,964			144,866

Total assets	$4,394,666			$4,039,218

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$514,219	78	0.06%	$459,678	70	0.06%
Money market accounts	636,171	770	0.49	630,352	1,184	0.75
Savings	1,104,422	979	0.36	877,503	885	0.40
Time deposits	1,341,038	3,230	0.97	1,402,890	4,099	1.17

Total interest bearing deposits	3,595,850	5,057	0.57	3,370,423	6,238	0.74
Short-term borrowings	153,082	378	0.99	130,275	382	1.18

Total interest bearing liabilities	3,748,932	5,435	0.58	3,500,698	6,620	0.76

Demand deposits	279,761			256,373
Other liabilities	18,435			17,326
Shareholders' equity	347,538			264,821

Total liabilities and shareholders' equity	$4,394,666			$4,039,218

Net interest income , tax equivalent		33,993			34,183

Net interest spread			3.09%			3.38%

Net interest margin (net interest income to total interest earning assets)			3.16%			3.47%

Tax equivalent adjustment		(127)			(307)

Net interest income		33,866			33,876

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(dollars in thousands) (Unaudited)	Six months ended June 30, 2012			Six months ended June 30, 2011
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$655,168	4,910	1.50%	$704,922	6,990	1.98%
Mortgage backed securities and collateralized mortgage obligations-residential	229,849	2,457	2.14	67,927	1,230	3.62
State and political subdivisions	38,371	1,092	5.69	66,965	2,098	6.26
Corporate bonds	85,094	1,470	3.46	114,462	2,220	3.88
Other	9,878	249	5.05	7,635	150	3.97

Total securities available for sale	1,018,360	10,178	2.00	961,911	12,688	2.64

Federal funds sold and other short-term Investments	501,617	619	0.25	399,826	500	0.25

Held to maturity securities:
U. S. government sponsored enterprises	2,143	25	2.38	-	-	0.00
Corporate bonds	44,074	896	4.06	57,241	1,310	4.58
Mortgage backed securities and collateralized mortgage obligations-residential	140,783	2,488	3.53	113,202	2,428	4.29

Total held to maturity securities	187,000	3,409	3.65	170,443	3,738	4.39

Commercial loans	238,460	6,501	5.45	251,897	7,352	5.84
Residential mortgage loans	1,975,333	52,236	5.30	1,823,662	50,835	5.57
Home equity lines of credit	315,644	5,740	3.66	292,433	5,394	3.72
Installment loans	3,688	291	15.87	3,697	295	16.12

Loans, net of unearned income	2,533,125	64,768	5.12	2,371,689	63,876	5.39

Total interest earning assets	4,240,102	78,974	3.73	3,903,869	80,802	4.14

Allowance for loan losses	(49,613)			(44,418)
Cash & non-interest earning assets	140,522			144,605

Total assets	$4,331,011			$4,004,056

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$498,290	156	0.06%	$445,712	135	0.06%
Money market accounts	634,032	1,693	0.54	623,633	2,411	0.78
Savings	1,062,010	2,081	0.39	847,211	1,818	0.43
Time deposits	1,353,072	6,648	0.99	1,427,605	8,542	1.21

Total interest bearing deposits	3,547,404	10,578	0.60	3,344,161	12,906	0.78
Short-term borrowings	149,283	766	1.03	130,121	789	1.22

Total interest bearing liabilities	3,696,687	11,344	0.62	3,474,282	13,695	0.79

Demand deposits	270,706			250,924
Other liabilities	18,333			17,439
Shareholders' equity	345,285			261,411

Total liabilities and shareholders' equity	$4,331,011			$4,004,056

Net interest income , tax equivalent		67,630			67,107

Net interest spread			3.11%			3.35%

Net interest margin (net interest income to total interest earning assets)			3.19%			3.43%

Tax equivalent adjustment		(380)			(689)

Net interest income		67,250			66,418

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Non-GAAP Financial Measures Reconciliation

Tangible book value per share and tangible equity as a percentage of tangible assets at period end are non-GAAP financial measures derived from GAAP-based amounts. We calculate tangible equity and tangible assets by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. We calculate tangible book value per share by dividing tangible equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing shareholders’ equity by common shares outstanding. We calculate tangible equity as a percentage of tangible assets at period end by dividing tangible equity by tangible assets at period end. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.

The efficiency ratio is a non-GAAP measure of expense control relative to recurring revenue.  We calculate the efficiency ratio by dividing total noninterest expenses as determined under GAAP, but excluding other real estate expense, net, which we refer to below as recurring expense, by net interest income (fully taxable equivalent) and total noninterest income as determined under GAAP, but excluding net gains on securities from this calculation, which we refer to below as recurring revenue.  We believe that this provides one reasonable measure of core expenses relative to core revenue.

We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity, tangible book value per share and efficiency ratio to the underlying GAAP numbers is set forth below.

Non-GAAP Financial Measures Reconciliation

(dollars in thousands, except per share amounts)
(Unaudited)

	06/30/12	03/31/12	12/31/11	09/30/11	06/30/11
Tangible Book Value Per Share

Equity	$349,907	344,646	338,516	337,810	268,949
Less: Intangible assets	553	553	553	553	553
Tangible equity	349,354	344,093	337,963	337,257	268,396

Shares outstanding	93,674	93,549	93,315	93,154	77,367
Tangible book value per share	3.73	3.68	3.62	3.62	3.47
Book value per share	3.74	3.68	3.63	3.63	3.48

Tangible Equity to Tangible Assets
Total Assets	4,421,399	4,374,443	4,243,644	4,192,959	4,070,326
Less: Intangible assets	553	553	553	553	553
Tangible assets	4,420,846	4,373,890	4,243,091	4,192,406	4,069,773

Tangible Equity to Tangible Assets	7.90%	7.87%	7.97%	8.04%	6.59%
Equity to Assets	7.91%	7.88%	7.98%	8.06%	6.61%

	3 Months Ended					6 Months Ended
Efficiency Ratio	06/30/12	03/31/12	12/31/11	09/30/11	06/30/11	06/30/12	06/30/11

Net interest income (fully taxable equivalent)	$33,993	33,637	34,220	34,390	34,183	67,630	67,107
Non-interest income	4,026	4,518	3,736	3,803	4,571	8,544	8,842
Less: Net gain on securities	55	677	132	158	851	732	1,138
Recurring revenue	37,964	37,478	37,824	38,035	37,903	75,442	74,811

Total Noninterest expense	20,498	20,644	18,909	18,443	21,552	41,142	42,398
Less: Other real estate expense, net	665	966	1,254	754	2,095	1,631	3,685
Recurring expense	19,833	19,678	17,655	17,689	19,457	39,511	38,713

Efficiency Ratio	52.24%	52.51%	46.68%	46.51%	51.33%	52.37%	51.75%

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